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                                                                     Exhibit (j)




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, which is included in Post-Effective Amendment Number 15 to the Registration Statement (Form N-1A, No. 33-69724) of MMA Praxis Mutual Funds and to the use of our report dated February 14, 2003, incorporated by reference therein.



                                                           /s/ ERNST & YOUNG LLP



Columbus, Ohio
April 28, 2003